UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2020

Date of reporting year:  August 31, 2020

Item 1. Report to Stockholders.

Principal Street High Income Municipal Fund

Institutional Class Shares — GSTAX
Investor Class Shares — GSTEX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://principalstreetfunds.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-914-7343 or by sending an e-mail request to morgan.sanders@principalstreet.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-914-7343 or send an e-mail request to  morgan.sanders@principalstreet.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

https://principalstreetfunds.com	August 31, 2020

(This Page Intentionally Left Blank.)

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Dear Investor,

We are pleased to present you with our Principal Street High Income Municipal Fund (share classes GSTAX/ GSTEX) Annual shareholder report for the period ended August 31, 2020. The Fund had performed well since its inception on September 15, 2017, and the first half of this period was no exception, as the Fund achieved its goals of generating a high level of federally tax-free income and a solid total return amidst a very favorable market for both the asset class and the Fund. However, with the onset of COVID in March, the asset class and the Fund experienced a very difficult environment that has adversely impacted performance. Indeed, the period surrounding the virus has presented a market every bit as challenging as the 2008 Financial Crisis, and in some ways more so, due to lingering effects of the pandemic and the uncertainty that it has presented.

Despite the difficulties resulting from the coronavirus, there are certainly bright spots the Fund has maintained a high distribution rate of tax-exempt income and has continued to grow, and we believe the Fund is well-positioned for a rebound in the market. We discuss all of these below and the reasons why we are cautiously optimistic as we look to the end of 2020 and into 2021.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-877-914-7343.

A TALE OF THREE MARKETS:  PRE-COVID, THE HEART OF COVID, AND THE BEGINNINGS OF RECOVERY FROM COVID

Rewriting Some of the Rules but Believing that Our Senior-Secured, Bricks-and Mortar, Essential-Need Projects Will Carry the Day

Although it seems long ago in light of all that has transpired, the asset class and the Fund had enjoyed a long run of solid performance since the Fund’s inception in 2017, riding the wave of solid value, strong credit fundamentals, a high level of tax-exempt income, and a shortage of supply being chased by very strong demand. These elements continued through February 2020.

When the first signs of COVID struck the markets in early March, fear and irrational behavior replaced credit fundamentals and a disciplined market. Indeed, the coronavirus wrought damage in many markets and asset classes, and high yield municipals were not immune. There was a severe disconnect between prices and the underlying credits. Indeed, our asset class and the Fund were particularly hard hit in March and April the dislocation was very pronounced with high yield products, the Fund included. Additionally, because the Fund focuses on project revenue debt (think stand-alone projects) with an emphasis on senior living facilities, the prices of individual bonds fell harder still as senior living facilities were lumped together with nursing homes and hospitals (in our opinion they should not be). As prices fall, performance is adversely affected. The asset class began its rebound in May, but the Fund, while showing strong signs of recovering, has lagged its peer group because of its pure high yield composition. Historically, high yield bonds have recovered more slowly than their investment-grade brethren. Navigating this market has been particularly difficult due to the unknowns that the pandemic presents. We are currently dealing with a bifurcated market that is behaving in some ways as it was pre-COVID with lower yields and robust prices, but in other ways has orphaned many credits, leaving them, at

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

least momentarily, with depressed prices. These elements have disrupted, we believe temporarily, our strong performance. We are working very hard to manage through this period, even as many of the norms have changed and trading in the asset class has seen extremes that we have not witnessed previously, including 2008.

We believe in the strength and durability of the credits in the portfolio, and that they, in our view, will recover in price over time. We have been very active managers during this period, having added credits that we believe will endure the effects of the coronavirus and culling others that we do not believe will be able to survive under the current conditions. And in other cases we are working with borrowers to provide temporary relief with the belief that those projects present solid fundamentals but need some help during this period. Many of the rules are being rewritten during this period, but we believe that our emphasis on credit and the underlying value of those credits will prevail.

We also believe that the worst is over. As the Fund, and the world, begins to emerge from what we believe is the worst of the pandemic, we see positive signs. Value, inflows, resumption of rational trading, and a rebound in prices are all once again present in our market. The months that have passed have allowed us to analyze how various projects are faring as a result of the coronavirus, and we have adjusted the portfolio accordingly. So, despite the difficulties presented, we continue to believe in both the Fund and the asset class, for all of the same reasons that existed pre-COVID – federally tax-free income, diversification, value in the asset class, and a low correlation to other asset classes. These attributes, combined with our long-term investment horizon, our belief that taxes will increase, and our view of globally low yields, leads us to believe that the Fund’s relevance remains intact and that the income being generated, in our view, may be more important moving forward than even before the pandemic. We believe that with the work we have done that our portfolio is well positioned for a rebound and that high yield may well once again enjoy the position of being sought for its value and diversification.

Meaningful Assets, Solid Positioning and Growth

At the end of the period, the Fund had assets under management of about $202 million, an increase of approximately $46 million since our Annual letter last year. This growth has allowed us to purchase meaningful long-term positions for the portfolio that we believe represent strong value and will generate meaningful income. As the Fund continues to grow in assets, we continue to diversify the portfolio. The Fund currently is invested in about 90 positions. Focusing on project revenue bonds, the investments include, among others, senior health care facilities, charter schools, a wallboard manufacturing plant, a specialty pipe manufacturing facility, a mixed-use development, two recycling plants, and a biofuels plant. Our goal is to continue to construct a geographically and sector-diverse portfolio that has a low correlation to other asset classes. While navigating the difficult waters of the virus, our strategy and investment process remain unchanged.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Performance Has Lagged While the Distribution Yield Remained Strong

We are obviously disappointed with recent total return performance. As we noted above, the Fund had enjoyed solid performance leading into the pandemic. But the performance since COVID struck has been difficult, for the reasons discussed above. The table below outlines the performance of the Fund against its Bloomberg benchmark and Morningstar Peer Group.

Annualized Rates of Return as of August 31, 2020

	1-Year Ended	1-Year Ended	Fund
	August 31,	December 31,	Inception(1) thru
	2020	2019	August 31, 2020
Institutional Class (GSTAX)(1)	-6.34%	9.42%	3.63%
Investor Class (GSTEX)(2)	-6.19%	8.88%	3.34%
Bloomberg Barclays High Yield Municipal Bond Index(1)	0.96%	10.68%	5.73%
Morningstar High Yield Municipal Bond Fund Category(1)	-0.10%	9.12%	3.93%

(1)	Inception date for the Institutional Class (the Fund Inception) was September 15, 2017.
(2)
Inception date for the Investor Class was March 23, 2020. Performance for the Investor Class prior to the inception of the class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to the Investor Class.

Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-877-914-7343. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Institutional Class	Gross Expenses: 0.84%; Net Expenses: 0.75%.
Investor Class	Gross Expenses: 1.34%; Net Expenses: 1.25%.

The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2020.

Institutional Class	30-Day SEC Yield (subsidized): 7.07%; SEC Yield (unsubsidized): 6.94%.
Investor Class	30-Day SEC Yield (subsidized): 6.35%; SEC Yield (unsubsidized): 6.21%.

The Fund’s tax-free yield at the end of the period was 6.02% as compared to the Morningstar peer group average of 3.49%.

Despite the difficulties of the pandemic, the Fund has maintained an attractive and consistent distribution yield (see table below), fulfilling its primary investment objective. Indeed, the 6.02% tax-free yield, which translates to a 9.56% taxable-equivalent yield, is significant in the current yield environment, and we believe it can remain attractive on both an absolute and relative basis going forward. As we look around the fixed income universe, including the corporate high yield market, we continue to believe that our asset class represents some of the best value available in the fixed income universe based upon a risk/reward basis, even in light of the pandemic.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Period	Tax-Free Yield	Taxable-Equivalent
August 2020	6.02%	9.56%
July 2020	5.95%	9.44%
Q2 2020	5.95%	9.44%
Q1 2020	5.80%	9.21%
Q4 2019	5.62%	8.92%
Q3 2019	5.52%	8.76%
Q2 2019	5.98%	9.49%
Q1 2019	5.81%	9.22%
Q4 2018	6.22%	9.87%
Q3 2018	5.85%	9.29%
Q2 2018	6.21%	9.86%
Q1 2018	6.30%	10.00%
Q4 2017	5.86%	9.30%

Navigating in the Midst of Numerous Macro-Economic Events

In its relatively short life-to-date, the Fund has experienced more than its fair share of events, ranging from wild swings in the equity markets, an historic tax reform bill, an increase and then decrease in short-term rates, a turnover in the Federal Reserve (the “Fed”) ranks, nuclear threats, Washington scandals, and the continuing imbroglio that is Washington politics – and now COVID. All of this in three short years. At this point last year, our position was that throughout all of this potential turmoil, the tax-exempt market and the Fund had remained remarkedly stable and resilient, a testament to the value in the asset class and the low correlation to other asset classes. In the midst of the coronavirus, however, we are forced to modify our statement − we certainly continue to believe in the Fund and the asset class, but the impact of COVID has had an undeniable adverse impact on performance. However, the continuing shortage of new issue supply and strong demand suggests the possibility of higher prices.

The low correlation that our market and the projects in which we invest have historically had with other asset classes plays a very important role in achieving consistent returns and may help to immunize the Fund from world or political events. For example, a private pay assisted living facility in Florida is typically not influenced by global trade policy, immigration policy, or tax policy. The operations generally continue day in and day out, regardless of what Washington is or is not doing, whether the Fed is raising or lowering short-term rates, or the gyrations that the equity markets may experience. Our projects generally are tangible bricks-and-mortar projects that have an economic life of their own and continue to operate regardless of other events.

Our Outlook for Remainder of 2020 and 2021 is Cautiously Optimistic

The last six month period has presented a market every bit as challenging as the 2008 Financial Crisis, and in some ways more so, due to lingering effects of the coronavirus and the uncertainty that it has presented.  We have worked hard to navigate these difficult market conditions, however, and maintain a cautiously optimistic outlook for the remainder of 2020 and into 2021.

In our view, the yield environment will remain very low moving forward due to the dim prospects for significant GDP growth and that taxes will increase due to the debt burdens assumed by states and municipalities. Investors’ search for yield and the long-term supply/demand imbalance that is present in our market should once again help drive prices higher in our asset class and in the Fund. To that end, we believe that the high rate of tax-exempt income generated by the Fund, which we believe will continue, is attractive and made more so if federal income tax rates increase.

We believe the Fund is well-positioned and are confident in our credit selection and portfolio construction. The coronavirus has wrought damage on many sectors, including some of those in the Fund.  However, with our

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

emphasis on senior-secured, bricks-and-mortar, essential-need projects we believe that our credits have very strong underlying value. Additionally, we believe that the damage is largely temporary. We have taken steps to cull the weaker credits from the portfolio and believe that the remaining credits represent solid value, even in the cases where the prices may be depressed, and that their individual recovery and that of the asset class as a whole is underway.  As a result of the coronavirus, the Fund now has an average dollar price that is materially lower than pre-COVID, and we believe that these bond prices should increase over time as investors return to the asset class.

Overall, we continue to believe that our asset class holds some of the best potential value – income and capital appreciation – of any fixed income asset class.

The Fund is an integral part of our practice, and we thank you for your trust in us. Principal Street’s four cornerstones – value, proprietary credit research, transparency, and accessibility – remain firmly in place as the Fund has continued to grow.  We appreciate the opportunity to serve your investment needs today and over the long-term.

Sincerely,

Timothy Pynchon, CFA
Portfolio Manager

Must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

The Principal Street High Income Municipal Fund’s primary investment objective is to provide current income exempt from regular federal income tax. Income may be subject to state or local tax.

Bloomberg Barclays High Yield Municipal Bond Index: The US Municipal Index covers the high yield portion of the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an Index.

Correlation is a statistic that measures the degree to which two securities move in relation to each other. Correlations are used in advanced portfolio management, computed as the correlation coefficient, which has a value that must fall between -1.0 and +1.0.

The Morningstar High Yield Municipal Bond Fund Category Average represents an average of all of the funds in the Morningstar High Yield Municipal Bond Fund Category.

High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Tax-Free yield refers to the Fund’s monthly distribution rate annualized and divided by the recent month-end net asset value.

Tax Equivalent yield is the interest rate which must be received on a taxable security to provide the bondholder the same after-tax return as that earned on a tax-exempt security. The tax rate used to calculate the Taxable Equivalent Yield is the 37% marginal federal income tax bracket.

Distributions are not guaranteed and a company’s future ability to make distributions may be limited.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investments in larger companies are subject to the risk that they are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. ETNs are subject to the credit risk of the issuer. Fixed-income securities may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund.

Principal Street Partners, LLC is the Investment Adviser to the Principal Street High Income Municipal Fund, which is distributed by Quasar Distributors, LLC. Prior to October 15, 2019, the Adviser was named Green Square Asset Management, LLC. Prior to March 31, 2020 Quasar was an affiliate of the Fund’s Administrator.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-877-914-7343. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of August 31, 2020

	1-Year	Since Inception(1)
Institutional Class	-6.34%	3.63%
Investor Class	-6.19%	3.34%
Bloomberg Barclays High Yield Municipal Bond Index(2)	0.96%	5.73%

(1)	Period since the Fund’s inception. The Institutional Class and Investor Class commenced operations on September 15, 2017 and March 23, 2020, respectively. Performance for the Investor Class prior to the inception of the Investor Class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to the Investor Class.
(2)	The Bloomberg Barclays High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax-exempt bond market, The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an Index.

The following is expense information for the Principal Street High Income Municipal Fund as disclosed in the Fund’s most recent prospectus dated December 29, 2019 and updated March 23, 2020:

Institutional Class	Gross Expenses: 0.84%; Net Expenses: 0.75%.
Investor Class	Gross Expenses: 1.34%; Net Expenses: 1.25%.

Principal Street Partners, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, acquired fund fees and expenses, or

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

extraordinary expenses) do not exceed 0.73% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expense Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Allocation of Portfolio(1) (Unaudited)
As of August 31, 2020
(% of Net Assets)

Top Ten Holdings(1)(2) (Unaudited)
As of August 31, 2020
(% of Net Assets)

Wisconsin Public Finance Authority, Series A-1, 7.375%, 1/1/2050	6.0%
Wisconsin Public Finance Authority, Series A, 7.050%, 9/1/2046	4.8%
Falmouth City Solid Waste Disposal Facilities Revenue, 8.500%, 6/1/2040	4.1%
Port Beaumont Navigation District, 8.000%, 2/1/2039	4.0%
Hilltop Lodge Cooperative Corp., 12.000%, 8/1/2022	3.9%
Atoka Industrial Development Authority, 8.000%, 8/1/2039	3.9%
Hilltop Lodge Cooperative Corp., 12.000%, 8/1/2021	3.3%
Indiana Finance Authority, 7.000%, 3/1/2039	2.6%
Wisconsin Public Finance Authority, 5.750%, 5/1/2054	2.6%
Brazoria County Industrial Development Corp., 9.000%, 3/1/2039	2.5%

(1)	Fund holdings and allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Excludes short-term investment.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Expense Example (Unaudited)
August 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, interest expense, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 – August 31, 2020).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	03/01/2020	08/31/2020	03/01/2020 to 08/31/2020
Institutional Actual(2)(3)	$1,000.00	$ 900.10	$3.58
Institutional Hypothetical(4) (5% return before expenses)	$1,000.00	$1,021.37	$3.81

(1)
Expenses for the Institutional Class are equal to the annualized expense ratio for the most recent six-month period of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual Institutional Class return for the six-month period ended August 31, 2020 of -9.90%.
(3)	Excluding interest expense, the actual expenses would be $3.49.
(4)	Excluding interest expense, the hypothetical expenses would be $3.71.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Expense Example (Unaudited) – Continued
August 31, 2020

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(5)
	03/23/2020	08/31/2020	03/23/2020 to 08/31/2020
Investor Actual(6)(7)	$1,000.00	$1,085.60	$5.60
Investor Hypothetical(8) (5% return before expenses)	$1,000.00	$1,016.63	$5.41

(5)
Inception date for the Investor Class was March 23, 2020. Expenses are equal to the annualized expense ratio for the period from inception through August 31, 2020 of 1.23%, multiplied by the average account value over the period, multiplied by 161/366 to reflect the period since inception.

(6)	Based on the actual Investor Class return for the period from inception through August 31, 2020 of 8.56%.
(7)	Excluding interest expense, the actual expenses would be $5.60.
(8)	Excluding interest expense, the hypothetical expenses would be $5.41.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments
August 31, 2020

Description	Par	Value

MUNICIPAL BONDS — 87.2%

Alabama — 0.3%
Tuscaloosa County Industrial Development Authority, Series A
(Obligor: Hunt Refining Company)
5.250%, 05/01/2044	$500,000	$556,580

Arizona — 4.1%
Arizona Industrial Development Authority, Series A
(Obligor: Legacy Cares, Inc.)
7.750%, 07/01/2050	4,100,000	4,056,991
Arizona Industrial Development Authority, Series C
(Obligor: Legacy Cares, Inc.)
6.750%, 07/01/2030	3,000,000	2,969,970
La Paz County Industrial Development Authority
(Obligor: Imperial Valley Gateway Center)
7.000%, 12/01/2040	1,535,000	1,192,204
		8,219,165

California — 1.7%
California Pollution Control Financing Authority
(Obligor: CalPlant I) (a) (b)
8.000%, 07/01/2039	5,000,000	2,900,000
7.500%, 12/01/2039	2,500,000	525,000
		3,425,000

Colorado — 1.5%
Blue Lake Metropolitan District No 3, Series A
5.250%, 12/01/2048	745,000	645,796
Sheridan Station West Metropolitan District
6.000%, 12/01/2047	1,200,000	1,226,364
South Maryland Creek Ranch Metropolitan District, Series A
5.625%, 12/01/2047	1,125,000	1,166,119
		3,038,279

Florida — 10.0%
Alachua County Health Facilities Authority
(Obligor: East Ridge Retirement Village)
5.625%, 11/15/2029	185,000	162,103
6.250%, 11/15/2044	1,200,000	985,404
Capital Trust Agency
(Obligor: Voans SW Florida Healthcare)
10.000%, 11/01/2020	4,250,000	4,235,423

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2020

Description	Par	Value

MUNICIPAL BONDS — 87.2% (Continued)

Florida — 10.0% (Continued)
Capital Trust Agency, Series A
(Obligor: Tuscan Gardens of Palm Coast Obligated Group)
6.500%, 10/01/2032	$1,090,000	$759,784
6.750%, 10/01/2037	1,290,000	898,085
7.000%, 10/01/2040	1,525,000	1,061,309
7.000%, 10/01/2049	1,700,000	1,182,214
(Obligor: Tallahassee NHHI) (b)
7.000%, 12/01/2045	150,000	82,500
7.125%, 12/01/2050	2,000,000	1,100,000
(Obligor: Tapestry Senior Housing Walden) (b)
7.000%, 07/01/2052	2,500,000	1,500,000
Lake County Florida, Series A
(Obligor: Lakeside at Waterman Village)
10.000%, 10/31/2023	1,200,000	1,202,640
Lake County Florida, Series A1
(Obligor: Village Veranda at Lady Lake Obligated Group)
7.125%, 01/01/2052	2,700,000	2,409,912
Highlands County Health Facilities Authority
(Obligor: Trousdale Foundation Obligation Group)
6.250%, 04/01/2049	2,500,000	1,443,325
Seminole County Industrial Development Authority, Series A
(Obligor: CCRC Development)
4.250%, 11/15/2026	250,000	235,755
5.500%, 11/15/2049	3,150,000	2,873,524
		20,131,978

Georgia — 0.7%
Canton Housing Authority, Series A
(Obligor: Provident Group — Canton Cove Properties)
6.500%, 07/01/2051	2,175,000	1,532,288

Illinois — 1.7%
Illinois Finance Authority, Series A
(Obligor: Park Place of Elmhurst Obligated Group)
6.200%, 05/15/2030	427,250	277,712
Illinois Finance Authority, Series A-1
(Obligor: 2017 IAVF Windy City Obligated Group) (b)
3.500%, 12/01/2027	400,000	216,000
4.375%, 12/01/2042	570,000	307,800
4.500%, 12/01/2052	1,250,000	675,000

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2020

Description	Par	Value

MUNICIPAL BONDS — 87.2% (Continued)

Illinois — 1.7% (Continued)
Illinois Finance Authority, Series B
(Obligor: 2017 IAVF Windy City Obligated Group) (b)
5.500%, 12/01/2052	$1,330,000	$29,925
Illinois Finance Authority, Series B
(Obligor: Blue Island) (b)
5.800%, 12/01/2053	1,220,000	52,460
Upper Illinois River Valley Development Authority
(Obligor: 2018 IAVF Timber Oaks Obligated Group)
6.000%, 12/01/2054	1,000,000	858,020
Village of Bridgeview, Series A
5.625%, 12/01/2041	1,000,000	1,001,250
		3,418,167

Indiana — 2.6%
Indiana Finance Authority
(Obligor: RES Polyflow Indiana) (a)
7.000%, 03/01/2039	5,560,000	5,247,250

Kentucky — 4.8%
City of Falmouth Solid Waste Disposal Facilities Revenue
(Obligor: Texas Bluegrass Biofuels, LLC)
8.500%, 06/01/2040	8,000,000	8,336,960
Kentucky Economic Development Finance Authority, Series A
(Obligor: Baptist Convalescent Center)
6.000%, 11/15/2036	1,550,000	1,141,125
6.375%, 11/15/2051	290,000	201,736
		9,679,821
Mississippi — 2.0%
Tunica County
6.000%, 10/01/2040	4,150,000	4,090,738

New York — 0.6%
Ulster County Capital Resource Corp.
(Obligor: Woodland Pond)
5.250%, 09/15/2047	550,000	507,540
5.250%, 09/15/2053	695,000	631,498
		1,139,038

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2020

Description	Par	Value

MUNICIPAL BONDS — 87.2% (Continued)

Ohio — 1.6%
Lake County Port & Economic Development Authority, Series A
(Obligor: Tapestry Wickliffe) (b)
6.500%, 12/01/2037	$550,000	$386,864
6.750%, 12/01/2052	4,100,000	2,882,218
		3,269,082

Oklahoma — 4.2%
Atoka Industrial Development Authority
(Obligor: Gladieux Metals Recycling) (a)
8.000%, 08/01/2039	7,200,000	7,774,416
Atoka Industrial Development Authority, Series A
(Obligor: Gladieux Metals Recycling)
8.000%, 08/01/2039	750,000	809,835
		8,584,251

Oregon — 2.9%
Clackamas County Hospital Facility Authority, Series A
(Obligor: Rose Villa Obligated Group)
5.375%, 11/15/2055	390,000	415,397
Oregon State Business Development Commission, Series 248-A
(Obligor: Red Rock Biofuels) (a) (b)
6.500%, 04/01/2031	6,050,000	3,927,297
Oregon State Business Development Commission, Series 248-D
(Obligor: Red Rock Biofuels) (a) (b)
6.500%, 04/01/2031	2,500,000	1,622,850
		5,965,544

Pennsylvania — 2.7%
Pennsylvania Economic Development Financing Authority, Series A
(Obligor: Tapestry Moon)
6.500%, 12/01/2038	2,950,000	2,900,175
6.750%, 12/01/2053	2,650,000	2,567,903
		5,468,078

Puerto Rico — 1.3%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities, Series A
(Obligor: G. RB Guaynabo, Inc.)
5.625%, 07/01/2022	85,000	85,106
5.200%, 07/01/2024	2,460,000	2,463,075
		2,548,181

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2020

Description	Par	Value

MUNICIPAL BONDS — 87.2% (Continued)

South Carolina — 3.7%
South Carolina Jobs-Economic Development Authority
(Obligor: Repower S. Berkeley) (a) (b)
6.000%, 02/01/2035	$1,000,000	$795,360
South Carolina Jobs-Economic Development Authority, Series A
(Obligor: Jasper Pellets) (a)
7.000%, 11/01/2038	1,500,000	1,418,955
(Obligor: AAC East) (a)
7.000%, 05/01/2039	3,500,000	3,133,480
(Obligor: CR River Park)
7.750%, 10/01/2057	2,200,000	2,049,190
		7,396,985

Tennessee — 3.1%
Metropolitan Government Nashville & Davidson County Health &
Educational Facilities Board, Series B-1
(Obligor: Trousdale Foundation Obligation Group)
7.500%, 04/01/2049	1,140,000	561,142
Shelby County Health Educational & Housing Facilities Board, Series A
(Obligor: Luke Obligated Group)
5.750%, 10/01/2049	1,000,000	961,760
5.750%, 10/01/2059	4,950,000	4,671,860
		6,194,762

Texas — 19.3%
Brazoria County Industrial Development Corp.
(Obligor: Gladieux Metals Recycling) (a)
9.000%, 03/01/2039	4,500,000	5,050,125
Brazoria County Industrial Development Corp., Series A
(Obligor: Gladieux Metals Recycling) (a)
9.000%, 03/01/2039	3,500,000	3,927,875
Brazoria County Industrial Development Corp., Series B
(Obligor: Gladieux Metals Recycling) (a)
7.000%, 03/01/2039	2,750,000	2,792,130
8.500%, 03/01/2039	700,000	715,666
Jefferson County Industrial Development Corp.
(Obligor: TRP Crude Marketing)
7.750%, 04/01/2039	1,000,000	933,080
Kountze Economic Development Corp.
(Obligor: Allegiant Industrial)
15.000%, 11/01/2027	3,550,000	3,552,272

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2020

Description	Par	Value

MUNICIPAL BONDS — 87.2% (Continued)

Texas — 19.3% (Continued)
New Hope Cultural Education Facilities Finance Corp., Series A
(Obligor: Legacy at Midtown Park)
5.500%, 07/01/2054	$1,000,000	$951,410
Port Beaumont Navigation District
(Obligor: Allegiant Industrial Park) (a)
8.000%, 02/01/2039	7,780,000	8,137,024
Port Beaumont Navigation District, Series A
(Obligor: Jefferson 2020 Bond Obligation) (a)
4.000%, 01/01/2050	250,000	250,482
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: Buckingham Senior Living Community) (b)
5.750%, 11/15/2037	2,275,000	1,478,750
Tarrant County Cultural Education Facilities Finance Corp., Series A
(Obligor: MRC Senior Living Fort Worth)
10.000%, 03/15/2023	2,600,000	2,511,366
6.750%, 11/15/2051	5,000,000	5,013,950
6.875%, 11/15/2055	2,875,000	2,883,999
Tarrant County Cultural Education Facilities Finance Corp., Series B
(Obligor: CC Young Memorial Home)
6.375%, 02/15/2041	550,000	438,680
Woodloch Health Facilities Development Corp., Series A1
(Obligor: Senior Care Living VII) (b)
6.750%, 12/01/2051	375,000	297,420
		38,934,229

Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Series B
5.000%, 10/01/2024	800,000	800,312

West Virginia — 0.5%
West Virginia Economic Development Authority
(Obligor: Entsorga West Virginia) (a)
8.750%, 02/01/2036	1,000,000	1,011,050

Wisconsin — 17.5%
Wisconsin Health & Educational Facilities Authority, Series A
(Obligor: Wisconsin Illinois Senior Housing)
5.250%, 08/01/2048	1,000,000	952,180
Wisconsin Health & Educational Facilities Authority, Series C
(Obligor: Covenant Communities)
7.000%, 07/01/2043	505,000	453,298
7.500%, 07/01/2053	1,000,000	907,030

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2020

Description	Par	Value

MUNICIPAL BONDS — 87.2% (Continued)

Wisconsin — 17.5% (Continued)
Wisconsin Public Finance Authority
(Obligor: Cedars Obligated Group)
5.500%, 05/01/2039	$1,000,000	$980,490
5.750%, 05/01/2054	5,350,000	5,179,549
Wisconsin Public Finance Authority, Series A
(Obligor: Alabama Proton Therapy Center)
6.850%, 10/01/2047	400,000	451,264
(Obligor: Austin FBO LLC)
7.050%, 09/01/2046 (a)	9,250,000	9,716,015
(Obligor: Explore Academy)
6.125%, 02/01/2048	1,550,000	1,574,816
Wisconsin Public Finance Authority, Series A-1
(Obligor: Trinity Regional Hospital)
7.375%, 01/01/2050	11,650,000	12,102,486
Wisconsin Public Finance Authority, Series B
(Obligor: Million Air Two Obligated Group) (a) (b)
7.125%, 06/01/2041	2,980,000	3,107,216
		35,424,344
Total Municipal Bonds
(Cost $191,946,146)		176,075,122

CORPORATE BONDS — 7.1%
Hilltop Lodge Cooperative Corp.
12.000%, 08/01/2021 (c)	6,600,000	6,604,125
12.000%, 08/01/2022 (c)	7,850,000	7,854,906
Total Corporate Bonds
(Cost $14,453,088)		14,459,031

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2020

Description	Shares	Value

SHORT-TERM INVESTMENT — 5.5%
Dreyfus AMT-Free Tax Exempt Cash Management,
Institutional Class, 0.01%^
Total Short-Term Investment
(Cost $11,054,483)	11,055,586	$11,054,483
Total Investments — 99.8%
(Cost $217,453,717)		201,588,636
Other Assets and Liabilities, Net — 0.2%		452,715
Total Net Assets — 100.0%		$202,041,351

(a)	Security subject to the Alternative Minimum Tax (“AMT”). As of August 31, 2020, the total value of securities subject to the AMT was $62,052,192 or 30.7% of net assets.
(b)	Security in default at August 31, 2020.
(c)
Security is considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value of $14,459,031, which represents 7.1% of total net assets. See Notes 2 and 3 in Notes to the Financial Statements.

^	The rate shown is the annualized seven day effective yield as of August 31, 2020.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Statement of Assets and Liabilities
August 31, 2020

ASSETS:
Investments, at value (Cost: $217,453,717)	$201,588,636
Receivable for investment securities sold	2,045,015
Interest receivable	6,286,761
Receivable for capital shares sold	1,488,984
Prepaid expenses & other assets	38,289
Total Assets	211,447,685

LIABILITIES:
Payable for investment securities purchased	7,875,000
Payable for capital shares redeemed	1,269,124
Payable for distributions to shareholders	74,398
Payable to investment adviser	72,668
Payable for fund administration & accounting fees	50,837
Payable for transfer agent fees & expenses	16,581
Payable for custody fees	3,708
Payable for compliance fees	2,941
Accrued distribution fees	62
Accrued expenses	41,015
Total Liabilities	9,406,334

NET ASSETS	$202,041,351

NET ASSETS CONSIST OF:
Paid-in capital	$220,186,858
Total accumulated loss	(18,145,507)
Net Assets	$202,041,351

Institutional Class:
Net Assets	$201,762,736
Shares issued and outstanding(1)	22,121,710
Net asset value, redemption price, and offering price per share	$9.12

Investor Class:
Net Assets	$278,615
Shares issued and outstanding(1)	30,365
Net asset value, redemption price, and offering price per share	$9.18

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Statement of Operations
For the Year Ended August 31, 2020

INVESTMENT INCOME:
Interest income	$12,132,395
Total investment income	12,132,395

EXPENSES:
Investment adviser fees (See Note 4)	952,305
Fund administration & accounting fees (See Note 4)	181,356
Transfer agent fees & expenses (See Note 4)	62,795
Federal & state registration fees	47,839
Legal fees	22,404
Audit fees	22,124
Trustee fees	20,812
Custody fees (See Note 4)	19,175
Postage & printing fees	14,178
Compliance fees (See Note 4)	11,948
Insurance expense	1,599
Distribution and shareholder servicing fees	74
Other expenses	5,182
Total expense before interest expense and waiver	1,361,791
Interest expense (See Note 8)	20,448
Total expenses before waiver	1,382,239
Less: waiver from investment adviser (See Note 4)	(97,749)
Net expenses	1,284,490

NET INVESTMENT INCOME	10,847,905

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(2,790,579)
Net change in unrealized appreciation/depreciation on investments	(19,250,055)
Net realized and unrealized loss on investments	(22,040,634)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,192,729)

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
OPERATIONS:
Net investment income	$10,847,905	$5,768,652
Net realized gain (loss) on investments	(2,790,579)	369,032
Net change in unrealized appreciation/
depreciation on investments	(19,250,055)	2,782,873
Net increase (decrease) in net assets resulting from operations	(11,192,729)	8,920,557

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	121,550,137	89,003,639
Proceeds from reinvestment of distributions	9,661,454	6,408,029
Payments for shares redeemed	(63,218,835)	(21,152,626)
Net increase in net assets resulting from
Institutional Class transactions	67,992,756	74,259,042

Investor Class(1):
Proceeds from shares sold	277,509	–
Proceeds from reinvestment of distributions	63	—
Payments for shares redeemed	—	—
Net increase in net assets resulting from
Investor Class transactions	277,572	—
Net increase in net assets from capital share transactions	68,270,328	74,259,042

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(10,693,107)	(7,383,225)
Investor Class(1)	(796)	—
Total distributions to shareholders	(10,693,903)	(7,383,225)

TOTAL INCREASE IN NET ASSETS	46,383,696	75,796,374

NET ASSETS:
Beginning of year	155,657,655	79,861,281
End of year	$202,041,351	$155,657,655

(1)	Inception date of the Investor Class was March 23, 2020.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class

			For the Period
	Year Ended	Year Ended	Inception(1) through
	August 31, 2020	August 31, 2019	August 31, 2018
PER SHARE DATA:
Net asset value, beginning of period	$10.36	$10.34	$10.00

Investment operations:
Net investment income	0.60	0.60	0.58
Net realized and unrealized
gain (loss) on investments	(1.24)	0.22	0.34
Total from investment operations	(0.64)	0.82	0.92

Less distributions from:
Net investment income	(0.56)	(0.60)	(0.58)
Net realized gains	(0.04)	(0.20)	—
Total distributions	(0.60)	(0.80)	(0.58)
Net asset value, end of period	$9.12	$10.36	$10.34

TOTAL RETURN(2)	-6.34%	8.36%	9.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$201,763	$155,658	$79,861
Ratio of expenses to average net assets:
Before expense waiver(3)	0.80%	0.83%	1.01%
After expense waiver(3)	0.74%	0.74%	0.74%
Ratio of expenses excluding interest
expense to average net assets:
Before expense waiver(3)	0.79%	0.82%	1.00%
After expense waiver(3)	0.73%	0.73%	0.73%
Ratio of net investment income
to average net assets:
After expense waiver(3)	6.28%	5.82%	6.09%
Portfolio turnover rate(2)(4)	41%	33%	54%

(1)	Inception date of the Fund was September 15, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Financial Highlights

For a Fund share outstanding throughout the period.

Investor Class

For the Period
Inception(1) through
August 31, 2020
PER SHARE DATA:
Net asset value, beginning of period	$8.66

Investment operations:
Net investment income	0.22
Net realized and unrealized gain on investments	0.51 (5)
Total from investment operations	0.73

Less distributions from:
Net investment income	(0.21)
Net realized gains	—
Total distributions	(0.21)
Net asset value, end of period	$9.18

TOTAL RETURN(2)	8.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$278
Ratio of expenses to average net assets:
Before expense waiver(3)	1.32%
After expense waiver(3)	1.23%
Ratio of expenses excluding interest expense to average net assets:
Before expense waiver(3)	1.32%
After expense waiver(3)	1.23%
Ratio of net investment income to average net assets:
After expense waiver(3)	6.21%
Portfolio turnover rate(2)(4)	41%

(1)	Inception date of the Investor Class was March 23, 2020.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.
(5)
The realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements
August 31, 2020

1.	ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Principal Street High Income Municipal Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. Prior to October 15, 2019, the Fund was known as the Green Square High Income Municipal Fund. The investment objective of the Fund is to provide current income exempt from regular federal income tax.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund currently offers two classes of shares for purchase. The Institutional Class commenced operations on September 15, 2017, and the Investor Class commenced operations on March 23, 2020. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single share class. The Investor Class shares are subject to a 0.50% Rule 12b-1 distribution and servicing fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended August 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended August 31, 2020, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended August 31, 2018.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund will declare daily and pay monthly distributions of net investment income. The Fund will also distribute net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2020

are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended August 31, 2020, there were no reclassifications needed.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Accounting Standards Update (“ASU”) – In March 2017, the FASB issued ASU No. 2017-08: Premium Amortization on Purchased Callable Debt Securities, which amends the existing accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. This ASU is effective for fiscal years (and any interim periods within those fiscal years) beginning after December 15, 2018. The Fund adopted the new amendment as of September 1, 2019, but it did not have a material impact on the financial statements or net assets of the Fund.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At August 31, 2020, the Fund had investments in illiquid securities with a total value of $14,459,031 or 7.2% of total net assets. Information concerning illiquid securities is as follows:

Security	Par	Dates Acquired	Cost Basis
Hilltop Lodge Cooperative Corp.
12.000%, 08/01/2021	$6,600,000	March 2020	$6,600,000

Hilltop Lodge Cooperative Corp.
12.000%, 08/01/2022	$7,850,000	February 2020	$7,853,087

3.	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2020

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Municipal and corporate bonds are valued on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuer, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in the Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$14,459,031	$—	$14,459,031
Municipal Bonds	—	176,075,122	—	176,075,122
Short-Term Investment	11,054,483	—	—	11,054,483
Total Investments in Securities*	$11,054,483	$190,534,153	$—	$201,588,636

*	Refer to the Schedule of Investments for further information on the classification of investments.

4.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, acquired fund fees and expenses, or extraordinary expenses) for the Fund do not exceed 0.73% of the Fund’s average daily net assets.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2020

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
September 2020 – August 2021	$139,647
September 2021 – August 2022	$89,831
September 2022 – August 2023	$97,749

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2020 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

5.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
Institutional Class:
Shares sold	12,681,519	8,744,462
Shares issued to holders in reinvestment of distributions	1,010,726	633,381
Shares redeemed	(6,590,147)	(2,083,184)
Net increase in Institutional Class shares	7,102,098	7,294,659

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2020

Investor Class:(1)
Shares sold	30,358	—
Shares issued to holders in reinvestment of distributions	7	—
Shares redeemed	—	—
Net increase in Investor Class shares	30,365	—
Net increase in capital shares	7,132,463	7,294,659

(1)	Inception date of the Investor Class was March 23, 2020.

6.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2020, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$ —	$ —	$126,637,667	$67,863,475

7.	FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2020, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Depreciation	Tax Cost
$4,086,353	$(19,951,434)	$(15,865,081)	$217,453,717

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) would be attributable primarily to the tax deferral of losses on wash sales. For the year ended August 31, 2020, there were no differences.

At August 31, 2020, components of distributable earnings on a tax-basis were as follows:

Undistributed	Other		Total
Tax-Exempt	Accumulated	Unrealized	Accumulated
Ordinary Income	Losses	Depreciation	Losses
$885,895	$(3,166,321)	$(15,865,081)	$(18,145,507)

As of August 31, 2020, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended August 31, 2020, the Fund deferred qualified short-term post-October losses of $1,644,295 and qualified long-term post-October losses of $1,447,628.

The tax character of distributions paid for the year ended August 31, 2020, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$1,433,702	$9,086,965	$173,236	$10,693,903

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2020

The tax character of distributions paid for the period ended August 31, 2019, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$1,612,916	$5,770,309	$ —	$7,383,225

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.	LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $35,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. Prior to December 11, 2019, the LOC was limited to the lesser of $10,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s investments. The LOC matures unless renewed on July 23, 2021. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of August 31, 2020. The interest rate during the year was between 3.25-5.25%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 3.71%. For the year ended August 31, 2020, the Fund’s LOC activity was as follows:

		Amount			Date of
	Average	Outstanding as of	Interest	Maximum	Maximum
LOC Agent	Borrowings	August 31, 2020	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$536,025	$ —	$20,448	$14,146,000	03/19/2020

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2020, Charles Schwab & Co., Inc., for the benefit of its customers, owned 39.06% of the outstanding shares of the Fund.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Principal Street High Income Municipal Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Principal Street High Income Municipal Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 29, 2020

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited)
August 31, 2020

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Term;		Officer, Robert W. Baird	Trustee,
Milwaukee, WI 53202	Trustee	Since		& Co. Incorporated	ETF Series
Year of Birth: 1946	and Audit	April 2011		(2000-2011).	Solutions
	Committee				(49 Portfolios)
	Chairman				(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	37	Co-Founder and Chief	Independent
615 E. Michigan St.	and	Term;		Investment Strategist,	Trustee,
Milwaukee, WI 53202	Valuation	Since		Next Generation Wealth	ETF Series
Year of Birth: 1967	Committee	April 2011		Management, Inc.	Solutions
	Chairman			(2005-Present).	(49 Portfolios)
(2012-Present).

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2020

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

David M. Swanson	Trustee	Indefinite	37	Founder and Managing	Independent Trustee,
615 E. Michigan St.	and	Term;		Principal, SwanDog	ALPS Variable
Milwaukee, WI 53202	Nominating	Since		Strategic Marketing, LLC	Investment Trust
Year of Birth: 1957	&	April 2011		(2006-Present).	(7 Portfolios)
	Governance				(2006-Present);
	Committee				Independent
Trustee, RiverNorth
Opportunities
Closed-End Fund
(2015-Present);
Independent
Trustee, RiverNorth
Funds (3 Portfolios)
(2018-Present);
RiverNorth
Managed Duration
Municipal Income
Fund Inc.
(1 Portfolio)
(2019 to Present);
RiverNorth
Marketplace
Lending
Corporation
(1 Portfolio)
(2018 to Present);
RiverNorth/
DoubleLine
Strategic
Opportunity
Fund, Inc.
(1 Portfolio)
(2018 to Present);
RiverNorth
Opportunities
Fund, Inc.
(1 Portfolio)
(2013 to Present);
RiverNorth
Opportunistic
Municipal Income
Fund, Inc.
(1 Portfolio)
(2018 to Present).

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2020

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	37	Retired (July 2018-	None
615 E. Michigan St.	and Trustee	Term;		Present); Executive Vice
Milwaukee, WI 53202		Since		President, U.S. Bancorp
Year of Birth: 1958		January 2011		Fund Services, LLC
(1994-2018).

Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Term;		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	Since		LLC (2005-Present).
Year of Birth: 1973	Executive	November 2018
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	Since		LLC (2004-Present).
Year of Birth: 1966	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Principal	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Financial	Since		Services, LLC
Year of Birth: 1981	Officer and	August 2019		(2008-Present).
	Vice	(Treasurer);
	President	Since
November 2018
(Vice President)

Thomas A. Bausch,	Secretary	Indefinite	N/A	Vice President,	N/A
Esq.		Term;		U.S. Bancorp Fund
615 E. Michigan St.		Since		Services, LLC
Milwaukee, WI 53202		November 2017		(2016-Present); Associate,
Year of Birth: 1979				Godfrey & Kahn S.C.
(2012-2016).

*	Mr. Kern became an Independent Trustee on July 6, 2020. Previously he was an Interested Trustee.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2020

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Douglas Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1970	President	May 2016		(2002-Present).
(Assistant
Treasurer);
Since
November 2018
(Vice President)

Michael J. Cyr II	Assistant	Indefinite	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term;		Fund Services, LLC
Milwaukee, WI 53202	and Vice	Since		(2013-Present).
Year of Birth: 1992	President	August 2019

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2020

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Principal Street High Income Municipal Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Principal Street Partners, LLC (“Principal Street”) as the administrator of the Program (the “Program Administrator”). Personnel of Principal Street or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period June 1, 2019, through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Principal Street manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Principal Street provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Principal Street’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Fund’s redemptions in-kind during the Reporting Period were effectuated in accordance with the Trust’s Redemption in Kind policy. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-877-914-7343.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-914-7343.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-877-914-7343, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2020 was 0% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 4.65%.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Principal Street Partners, LLC
6075 Poplar Avenue, Suite 221
Memphis, TN 38119

DISTRIBUTOR
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
 Fund’s trustees and is available without charge upon request by calling 1-877-914-7343.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended August 31, 2020 and August 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2020	FYE 8/31/2019
Audit Fees	$16,500	$16,500
Audit-Related Fees	$0	$2,750
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2020	FYE 8/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 9, 2020

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    November 9, 2020